UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 23, 2013

BAZAARVOICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35433	20-2908277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 N. Capital of Texas Highway, Suite 300

Austin, Texas 78746-3211

(Address of principal executive offices, including zip code)

(512) 551-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On January 23, 2013, the Board of Directors of Bazaarvoice, Inc. (the “Company”) appointed James R. Offerdahl as Chief Financial Officer of the Company.

Mr. Offerdahl, age 56, most recently served as the Chief Financial Officer and Vice President of Administration at Convio, Inc., a leading provider of on-demand constituent engagement solutions, from February 2005 until it was acquired by Blackbaud, Inc. in May 2012. From August 2001 to April 2004, Mr. Offerdahl was President and Chief Executive Officer of Traq-Wireless, Inc., a provider of on-demand mobile resource management software and services to enterprises. From 1998 to 2001, Mr. Offerdahl served as Chief Operating Officer and Chief Financial Officer of Pervasive Software, Inc., a developer and marketer of data management solutions for independent software vendors, and as Chief Financial Officer from 1996 to 1998. From 1993 to 1996, Mr. Offerdahl served as Chief Financial Officer and Vice President of Administration of Tivoli Systems, Inc., a developer and marketer of systems management software, which was acquired by International Business Machines in March 1996. Mr. Offerdahl holds a B.S. in Accounting from Illinois State University and an M.B.A. in Management and Finance from The University of Texas at Austin.

Mr. Offerdahl’s base salary will be $275,000, and Mr. Offerdahl’s annual target bonus under the Company’s Key Executive Bonus Plan during his initial year of employment will be $137,500. In addition, Mr. Offerdahl will receive a sign-on bonus of $50,000. The Company will recommend that the Board of Directors grant Mr. Offerdahl an option to purchase 275,000 shares of the Company’s common stock and a restricted stock unit for 50,000 shares of the Company’s common stock. If Mr. Offerdahl is terminated in connection with a change of control, vesting of Mr. Offerdahl’s then unvested shares under both his stock option and his restricted stock unit will accelerate.

There are no family relationships between Mr. Offerdahl and any director or executive officer of the Company, and Mr. Offerdahl has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On January 24, 2013, the Company issued a press release announcing Mr. Offerdahl’s appointment. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Bazaarvoice, Inc. Press Release, dated January 24, 2013.

The information furnished in this Current Report on Form 8-K under Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities of Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAZAARVOICE, INC.

By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale General Counsel and Secretary

Date: January 24, 2013

Exhibit No.	Description

99.1	Bazaarvoice, Inc. Press Release dated January 24, 2013